EXHIBIT 10(eeee)


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                               TIREX AMERICA INC.

                               -------------------

                                 AMENDMENT NO. 2

                         TO STOCK RESTRICTION AGREEMENT

                    OF JUNE 1, 1995, AS AMENDED MAY 30, 1996

                              -------------------

     Second Amendment, made this 1st day of May 1997, by and between

                               Tirex America Inc.
                               3767 Thimens
                               Ville St. Laurent
                               Quebec, Canada H4R 1W4

                               Tirex Canada Inc.
                               3767 Thimens
                               Ville St. Laurent
                               Quebec, Canada H4R 1W4

                                              (collectively, the "Corporation"*)

                                       and


                                Terence C. Byrne
                                489 Grosvner Street
                                Westmount, Quebec
                                H3Y 2S5
                                              (the "Byrne").


the original parties to a certain stock restriction agreement, dated as of June 1, 1995, as amended May 30, 1996 (the "Stock Restriction Agreement"). Terms used in this Amendment which are defined in the Stock Restriction Agreement and not defined herein shall have the same meaning herein as therein.


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         Whereas,  the parties wish to amend the terms of the Stock  Restriction
Agreement to reflect  certain changes in Rule 144 of the Securities Act of 1933,
as  amended,   and  to  shorten  the  period   required  before  shares  or  the
Corporation's common stock, received by Byrne as compensation, are permitted to be included in a registration statement on Form S-8.

         Now therefore, in consideration of the premises and of the mutual promises and covenants hereinafter set forth, the parties agree to amend the Stock Restriction Agreement, as follows:

A. AMENDMENTS

Stock Transfer Restrictions and Forfeitures

         Paragraph 1.1 is amended so as to read as follows:

                           1.1 The Stock may be sold,  hypothecated,  donated or
                  otherwise disposed of, as permitted under the Rules and Regulations of the Securities Act of 1933, as amended, provided however that the Stock may not be sold under a registration statement on Form S-8, until not less than eighteen months have elapsed after its issuance.

B.  NO OTHER AMENDMENTS

         Except as expressly provided in this Amendment, all of the terms and conditions of the Stock Restriction Agreement remain in full force and effect.

C.  COUNTERPARTS

         This Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one Amendment.


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         In Witness Whereof, the parties hereto have caused this Amendment to be executed the day and year first above written.


                                        TIREX AMERICA INC.


                                        By /s/ Louis V. Muro
                                          --------------------------------------
                                           Louis V. Muro, Vice President of
                                             Engineering and Member of the
                                             Executive Committee of the Board
                                             of Directors.



                                        TIREX AMERICA INC.


                                        By /s/ John G. Hartley
                                          --------------------------------------
                                           John G. Hartley, Member of the
                                             Executive Committee of the Board
                                             of Directors



                                        EXECUTIVE


                                          /s/ Terence C. Byrne
                                        ----------------------------------------
                                         Terence C. Byrne


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